Exhibit 99.1

MBNA Reports 21% Increase in Earnings Per Common Share

Wilmington, Delaware (7/22/04) -- MBNA Corporation announced today that net income for the second quarter of 2004 rose to $660.3 million or $.51 per common share, an increase of 21%, compared with $543.3 million or $.42 per common share for the second quarter of 2003. For the first six months of this year, net income rose to $1.180 billion or $.90 per common share, an increase of 20% compared to $975.9 million or $.75 per common share for the first six months of 2003.

“We are pleased with our results so far this year, particularly in the areas of credit quality, fee income growth, and our continued investment in additional business development opportunities,” said Bruce L. Hammonds, CEO of MBNA Corporation. “We completed the expansion of our operating platform for our international business this quarter; we are preparing for the anticipated launch of our American Express-branded credit card; and we are expanding our new business lines of professional practice financing and insurance premium financing.”

Loan receivables at June 30, 2004 were $30.5 billion, an increase of $1.2 billion over the second quarter of 2003. Total managed loans at June 30, 2004 were $118.2 billion, an increase of $7.7 billion or 7.0% over the second quarter of 2003. In June, loan receivables increased $1.1 billion and total managed loans increased $1.2 billion. During the quarter, retail sales and cash advance volume increased 15% over the second quarter of 2003.

The Corporation added 2.5 million new accounts during the second quarter of 2004. The characteristics of new cardholders are consistent with the quality of the Corporation’s existing cardholders. New endorsements acquired in the second quarter of 2004 include Massachusetts Institute of Technology, Southern Methodist University, Churchill Downs, Arsenal Football Club (U.K.), Reader's Digest Canada, and Special Olympics España. The Corporation also renewed a number of group contracts during the second quarter of 2004, including National Society of Professional Engineers, Chicago Cubs, Florida Nurses Association, Air Force Academy, and Minnesota Dental Association.

Losses on loan receivables and managed loans for the second quarter of 2004 were 4.60% and 4.95%, respectively. Loan losses continue to be lower than published industry levels. Delinquency on loan receivables and managed loans was 3.48% and 4.08%, respectively, at June 30, 2004.

During the second quarter, the Corporation's financial statements were impacted by several items. Based on improving asset quality trends, the provision for possible credit losses was $94.0 million lower in the second quarter of 2004 than in the second quarter of 2003. The net impact of the change in the interest-only strip receivable reduced securitization income (which is part of other operating income) by $26.8 million for the second quarter of 2004 as compared to a $7.9 million increase for the second quarter of 2003. The Corporation's income tax expense for the second quarter of 2004 was reduced by $32.5 million as a result of the favorable resolution of federal and state examinations.

This earnings release includes managed data. Please refer to MBNA Corporation and Subsidiaries Financial Highlights - Exhibit A for a quantitative reconciliation of reported and managed data. A business presentation that provides supplemental information regarding the second quarter of 2004 is available in the Investor Relations section of MBNA’s Web site (www.mbna.com).

About MBNA Corporation
MBNA (NYSE:KRB), the largest independent credit card lender in the world and the recognized leader in affinity marketing, is an international financial services company providing lending, deposit, and credit insurance products and services. MBNA credit cards and related products and services are endorsed by more than 5,000 organizations worldwide. MBNA employs more than 29,000 people, each of whom is committed to satisfying the Customer. For more information, visit the company’s web site at www.mbna.com.

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,

	2004	2003	2004	2003

INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income	$594,245	$579,168	$1,262,050	$1,134,764
Provision for possible credit losses	251,557	345,603	616,718	724,480
Other operating income	1,999,620	1,851,804	3,942,152	3,639,813
Other operating expense	1,371,866	1,235,068	2,813,784	2,522,943
Net income	660,335	543,342	1,180,043	975,851

PER COMMON SHARE DATA FOR THE PERIOD:

Earnings	$.51	$.42	$.92	$.76
Earnings-assuming dilution	.51	.42	.90	.75
Dividends	.12	.08	.24	.16
Book value	9.12	7.52

RATIOS:

Net interest margin (a)	5.09%	5.33%	5.40%	5.39%
Return on average total assets	4.40	3.93	3.93	3.61
Return on average stockholders' equity	22.56	22.39	19.95	20.72
Stockholders' equity to total assets	19.50	17.18

Loan Receivables (b):
Delinquency (c)	3.48	3.71
Net credit losses (d)	4.60	4.91	4.52	5.02

Sales volume	$33,540,811	$28,733,868	$63,880,082	$53,848,161
Cash advance volume	18,422,360	16,632,224	35,268,562	32,627,617

Total volume	$51,963,171	$45,366,092	$99,148,644	$86,475,778

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,

	2004	2003	2004	2003

MANAGED DATA (e):

At Period End:
Loans held for securitization	$8,722,631	$10,472,305
Loan portfolio	21,774,339	18,816,074
Securitized loans	87,712,921	81,220,815

Total managed loans	$118,209,891	$110,509,194

Average for the Period:
Loans held for securitization	$8,190,921	$8,641,464	$9,754,750	$9,221,225
Loan portfolio	21,359,159	19,143,186	21,180,304	18,353,788
Securitized loans	87,552,295	80,819,218	86,513,919	79,750,415

Total managed loans	$117,102,375	$108,603,868	$117,448,973	$107,325,428

For the Period:
Delinquency (c)	4.08%	4.46%
Net credit losses (d)	4.95	5.35	4.97%	5.41%
Net interest margin (a)	7.92	8.36	8.08	8.45
Net interest income	$2,568,541	$2,514,886	$5,204,370	$4,967,598
Provision for possible credit losses	1,360,326	1,456,708	2,836,508	2,935,880
Other operating income	1,134,093	1,027,191	2,219,622	2,018,379

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,

	2004	2003	2004	2003

BALANCE SHEET DATA AT PERIOD END:

Investment securities and money market instruments	$12,825,425	$11,763,167
Loans held for securitization	8,722,631	10,472,305

Credit card loans (f)	9,716,459	9,843,998
Other consumer loans (f)	8,488,317	8,206,989
Commercial loans (f)	3,569,563	765,087

Total loans	21,774,339	18,816,074
Reserve for possible credit losses	(1,196,304)	(1,175,256)

Net loans	20,578,035	17,640,818

Total assets	60,856,258	57,207,153
Total deposits	31,951,525	33,152,539
Long-term debt and bank notes	11,643,489	10,475,695
Stockholders’ equity	11,869,214	9,827,376

AVERAGE BALANCE SHEET DATA:

Investment securities and money market instruments	$13,322,686	$11,926,521	$12,001,558	$11,099,005
Loans held for securitization	8,190,921	8,641,464	9,754,750	9,221,225

Credit card loans (f)	9,487,114	10,220,523	9,993,355	9,531,839
Other consumer loans (f)	8,449,231	8,208,153	8,407,608	8,152,680
Commercial loans (f)	3,422,814	714,510	2,779,341	669,269

Total loans	21,359,159	19,143,186	21,180,304	18,353,788
Reserve for possible credit losses	(1,257,911)	(1,157,312)	(1,241,960)	(1,134,293)

Net loans	20,101,248	17,985,874	19,938,344	17,219,495

Total assets	60,395,432	55,449,662	60,418,403	54,446,435
Total deposits	31,881,799	32,196,474	31,765,573	31,664,845
Long-term debt and bank notes	11,845,407	10,138,859	11,843,236	9,854,457
Stockholders’ equity	11,773,265	9,735,230	11,895,642	9,497,124

Weighted average common shares outstanding (000)	1,277,726	1,278,144	1,277,840	1,278,560
Weighted average common shares outstanding and common stock equivalents (000)	1,297,054	1,294,246	1,299,062	1,293,451

NOTES:

(a) Net interest margin ratios are presented on a fully taxable equivalent basis.

(b) Loan receivables include loans held for securitization and the loan portfolio.

(c) Delinquency represents accruing loans that are 30 days or more past due.

(d) MBNA Corporation's net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include the estimated collectible billed interest and fees for the corresponding period.

(e) MBNA Corporation allocates resources on a managed basis, and financial data provided to management reflects MBNA Corporation's results on a managed basis. Managed data assumes MBNA Corporation’s securitized loan principal receivables have not been sold and presents the earnings on securitized loan principal receivables in the same fashion as MBNA Corporation’s owned loans. Management, equity and debt analysts, rating agencies and others evaluate MBNA Corporation's operations on a managed basis because the loans that are securitized are subject to underwriting standards comparable to MBNA Corporation's owned loans, and MBNA Corporation services the securitized and owned loans, and the related accounts, together and in the same manner without regard to ownership of the loans. In a securitization, the account relationships are not sold to the trust. MBNA Corporation continues to own and service the accounts that generate the securitized loan principal receivables. The credit performance of the entire managed loan portfolio is important to understand the quality of loan originations and the related credit risks inherent in the owned portfolio and retained interests in its securitization transactions.

   Exhibit A reconciles income statement data for the period to managed net interest income, managed provision for possible credit losses, and managed other operating income, and the loan receivables net credit loss ratio to the managed net credit loss ratio, the loan receivables delinquency ratio to the managed delinquency ratio, and the net interest margin ratio to the managed net interest margin ratio. Managed other operating income includes the impact of the gain recognized on securitized loan principal receivables in accordance with Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125" ("Statement No. 140").

(f) In June 2004, the Corporation reclassified certain loan products to separately report its commercial loan products. Business card products were reclassified from credit card loans to commercial loans, and all other commercial loan products were reclassified from other consumer loans to commercial loans.

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

EXHIBIT A

RECONCILIATION OF INCOME STATEMENT DATA FOR THE PERIOD TO MANAGED NET
    INTEREST INCOME, MANAGED PROVISION FOR POSSIBLE CREDIT LOSSES,
    AND MANAGED OTHER OPERATING INCOME

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,

	2004	2003	2004	2003

Net interest income:
Net interest income	$594,245	$579,168	$1,262,050	$1,134,764
Securitization adjustments	1,974,296	1,935,718	3,942,320	3,832,834

Managed net interest income	$2,568,541	$2,514,886	$5,204,370	$4,967,598

Provision for possible credit losses:
Provision for possible credit losses	$251,557	$345,603	$616,718	$724,480
Securitization adjustments	1,108,769	1,111,105	2,219,790	2,211,400

Managed provision for possible credit losses	$1,360,326	$1,456,708	$2,836,508	$2,935,880

Other operating income:
Other operating income	$1,999,620	$1,851,804	$3,942,152	$3,639,813
Securitization adjustments	(865,527)	(824,613)	(1,722,530)	(1,621,434)

Managed other operating income	$1,134,093	$1,027,191	$2,219,622	$2,018,379

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE LOAN RECEIVABLES NET CREDIT LOSS RATIO TO THE MANAGED
    NET CREDIT LOSS RATIO

	For the Three Months			For the Three Months
	Ended June 30, 2004			Ended June 30, 2003

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)

Loan receivables (b)	$339,508	$29,550,080	4.60%	$341,307	$27,784,650	4.91%
Securitized loans	1,108,769	87,552,295	5.07	1,111,105	80,819,218	5.50

Managed loans	$1,448,277	$117,102,375	4.95	$1,452,412	$108,603,868	5.35

	For the Six Months			For the Six Months
	Ended June 30, 2004			Ended June 30, 2003

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)

Loan receivables (b)	$699,041	$30,935,054	4.52%	$691,510	$27,575,013	5.02%
Securitized loans	2,219,790	86,513,919	5.13	2,211,400	79,750,415	5.55

Managed loans	$2,918,831	$117,448,973	4.97	$2,902,910	$107,325,428	5.41

RECONCILIATION OF THE LOAN RECEIVABLES DELINQUENCY RATIO TO THE MANAGED
    DELINQUENCY RATIO

	June 30, 2004			June 30, 2003

	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)

Loans receivables (b)	$1,062,049	$30,496,970	3.48%	$1,085,213	$29,288,379	3.71%
Securitized loans	3,760,461	87,712,921	4.29	3,845,209	81,220,815	4.73

Managed loans	$4,822,510	$118,209,891	4.08	$4,930,422	$110,509,194	4.46

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO TO THE MANAGED NET INTEREST MARGIN RATIO

	For the Three Months Ended			For the Three Months Ended
	June 30, 2004			June 30, 2003

	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio

Net interest margin (d):
Investment securities and money market instruments	$13,322,686			$11,926,521
Other interest-earning assets	4,124,561			3,856,756
Loan receivables (b)	29,550,080			27,784,650

Total	$46,997,327	$594,470	5.09%	$43,567,927	$579,401	5.33%

Securitization adjustments:
Investment securities and money market instruments	$-			$-
Other interest-earning assets	(4,053,833)			(3,787,737)
Securitized loans	87,552,295			80,819,218

Total	$83,498,462	1,974,296	9.51	$77,031,481	1,935,718	10.08

Managed net interest margin (d):
Investment securities and money market instruments	$13,322,686			$11,926,521
Other interest-earning assets	70,728			69,019
Managed loans	117,102,375			108,603,868

Total	$130,495,789	2,568,766	7.92	$120,599,408	2,515,119	8.36

	For the Six Months Ended			For the Six Months Ended
	June 30, 2004			June 30, 2003

	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio

Net interest margin (d):
Investment securities and money market instruments	$12,001,558			$11,099,005
Other interest-earning assets	4,097,670			3,828,536
Loan receivables (b)	30,935,054			27,575,013

Total	$47,034,282	$1,262,484	5.40%	$42,502,554	$1,135,214	5.39%

Securitization adjustments:
Investment securities and money market instruments	$-			$-
Other interest-earning assets	(4,027,156)			(3,760,513)
Securitized loans	86,513,919			79,750,415

Total	$82,486,763	3,942,320	9.61	$75,989,902	3,832,834	10.17

Managed net interest margin (d):
Investment securities and money market instruments	$12,001,558			$11,099,005
Other interest-earning assets	70,514			68,023
Managed loans	117,448,973			107,325,428

Total	$129,521,045	5,204,804	8.08	$118,492,456	4,968,048	8.45

NOTES TO EXHIBIT A:

(a) MBNA Corporation's net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include the estimated collectible billed interest and fees for the corresponding period.

(b) Loan receivables include loans held for securitization and the loan portfolio.

(c) Delinquency represents accruing loans that are 30 days or more past due.

(d) Net interest margin ratios are presented on a fully taxable equivalent basis. The fully taxable equivalent adjustment for the three and six months ended June 30, 2004 was $225 and $434, respectively. The fully taxable equivalent adjustment for the three and six months ended June 30, 2003 was $233 and $450, respectively.